Exhibit 10.2

AMENDMENT TO THE Credit Agreement

This AMENDMENT TO THE CREDIT AGREEMENT (this “Amendment”), effective as of December 31, 2017, is entered into by and among (1) CLEARWATER PAPER CORPORATION, a Delaware corporation (the “Borrower”); (2) Lenders (as defined below) constituting the Required Lenders (as defined in the Credit Agreement referred to below); and (3) NORTHWEST FARM CREDIT SERVICES, PCA (“NWFCS”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”):

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have previously entered into that certain Credit Agreement, dated as of October 31, 2016 (as in effect immediately prior to the date hereof, the “Existing Credit Agreement” and as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders make amendments to the Existing Credit Agreement as set forth in this Amendment; and

WHEREAS, the Administrative Agent and the Lenders and Voting Participants that are signatories hereto, constituting Required Lenders, are willing to grant such request on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions.  Capitalized terms are used in this Amendment as defined in the Credit Agreement unless otherwise defined herein.

2.Amendments to the Existing Credit Agreement. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 3 below:

(a)Section 8.13 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a)Consolidated Total Leverage Ratio. Beginning with the fiscal quarter ending December 31, 2017, as of the last day of any fiscal quarter, permit the Consolidated Total Leverage Ratio to be greater than the ratio set forth opposite such fiscal quarter below;

Fiscal Quarter Ending:	Ratio:
December 31, 2017	4.50:1.00
March 31, 2018	4.50:1.00
June 30, 2018	4.50:1.00
September 30, 2018	4.50:1.00

December 31, 2018	4.50:1.00
March 31, 2019	4.25:1.00
June 30, 2019	4.25:1.00
September 30, 2019	4.25:1.00
December 31, 2019	4.25:1.00
March 31, 2020 and thereafter	4.00:1.00

provided that if the Borrower or any of its Subsidiaries consummates an Acquisition or series of related Acquisitions within a twelve-month period with an aggregate consideration in excess of $125,000,000, then the ratio set forth above shall be deemed to be 4.50:1.00 as of the last day of each of the four fiscal quarters ending after the most recent such Acquisition (and such adjustment shall apply to the fiscal quarter most recently ended for which financial statements have been delivered hereunder solely for purposes of calculating compliance with this Section 8.13(a) on a Pro Forma Basis pursuant to clause (d) of the definition of Permitted Acquisition). Notwithstanding the foregoing, if the proviso to the previous sentence has been applicable with respect to the last day of four consecutive fiscal quarters, it shall be disregarded and given no effect as of the last day of each of the two fiscal quarters immediately following such four consecutive fiscal quarter period (regardless of any Acquisitions consummated in the interim).

(b)Consolidated Interest Coverage Ratio. Beginning with the fiscal quarter ending December 31, 2017, as of the last day of any fiscal quarter, permit the Consolidated Interest Coverage Ratio to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarters Ending:	Ratio:
Prior to December 31, 2020	1.75:1.00
December 31, 2020 and thereafter	2.25:1.00

3.Conditions Precedent to the Effectiveness of this Amendment.  This Amendment shall be deemed effective, and shall have retroactive effect to December 31, 2017 (the “Amendment Effective Date”), upon satisfaction of the following conditions:

(a)The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent (and consented to by the Guarantors);

(b)The Administrative Agent shall have received a corresponding amendment to the Commercial Bank Facility, duly executed by each party thereto (and consented to by the Guarantors (as defined under the Commercial Bank Facility)) in form and substance reasonably satisfactory to the Administrative Agent;

(c)No Default or Event of Default shall have occurred and be continuing;

(d)The representations and warranties set forth in this Amendment shall be true and correct in all material respects as of the Amendment Effective Date (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date); and

(e)Receipt by the Administrative Agent and the Lenders of all fees due and payable in connection with this Amendment, including, without limitation, the legal fees and expenses of counsel to the Administrative Agent.

4.Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrower represents and warrants to the Administrative Agent and each Lender as follows:

(a)Authorization of Agreements; Enforceability.  The Borrower has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.  This Amendment has been duly executed and delivered by duly authorized officers of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(b)Representations and Warranties in the Credit Agreement.  The Borrower confirms that as of the Amendment Effective Date, (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.

5.Miscellaneous.

(a)Reference to and Effect on the Existing Credit Agreement and the other Loan Documents.

(i)Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower in all respects.

(ii)The execution and delivery of this Amendment and performance of the Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Existing Credit Agreement or any of the other Loan Documents.

(iii)Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(iv)If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Credit Document, the terms and provisions of this Amendment shall govern.

(b)Expenses.  The Borrower expressly acknowledges its obligations under Section 11.3 of the Credit Agreement (Expenses; Indemnity) with respect to this Amendment.

(c)Headings.  Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.  Delivery of an executed counterpart of this Amendment by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(e)Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6.Loan Documents.  This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

[This Space Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

CLEARWATER PAPER CORPORATION,

a Delaware corporation

By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO

[Signature Page to First Amendment to Credit Agreement – Clearwater]

NORTHWEST FARM CREDIT SERVICES, PCA,

as Administrative Agent, with the consent

of the Required Lenders

By: /s/ Suann Harris
Name: Suann Harris
Title: Relationship Manager, VP

[Signature Page to First Amendment to Credit Agreement – Clearwater]

The undersigned hereby acknowledge and consent to the foregoing Amendment and confirm and agree that the Guaranty executed by the undersigned in connection with the Credit Agreement remains in full force and effect in accordance with its terms and is hereby reaffirmed, confirmed and ratified by the undersigned, and the undersigned hereby confirm that the representations and warranties contained in such Guaranty (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct in all material respects as of such specific date); provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this confirmation.

GUARANTORS:

Cellu Tissue Holdings, Inc.
By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO
Cellu Tissue - Long Island, LLC
By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO
Cellu Tissue-CityForest LLC
By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO

[Signature Page to First Amendment to Credit Agreement – Clearwater]

Cellu Tissue Corporation-Neenah
By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO
Cellu Tissue Corporation — Oklahoma City
By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO
Cellu Tissue - Thomaston, LLC
By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO
Clearwater Fiber, LLC
By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO
truly brands, LLC
By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO
manchester industries inc. of virginia
By: /s/ John Hertz
Name: John D. Hertz
Title: Senior Vice President, CFO

[Signature Page to First Amendment to Credit Agreement – Clearwater]